Standard & Poor's J.J. Kenny    Frank A. Ciccotto, Jr.
65 Broadway                     Senior Vice President and
New York, NY  10006-2551        General Manager
Tel  212 770 4417 Office        Evaluation Department
     212 770 4422 Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com      Standard & Poor's
                                         A Division of The McGraw-Hill Companies








April 30, 1999


Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005


                           Re:  Municipal Securities Trust,
                                Multi-State Series 43 (Long) (VA)
                                -------------------------------------------

Gentlemen:

         We have examined the post-effective Amendment to the Registration Statement File No. 33-55996 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                                    Sincerely,



                                                    /s/ Frank A. Ciccotto
                                                    ----------------------------
                                                    Frank A. Ciccotto



FAC/trh

Standard & Poor's J.J. Kenny    Frank A. Ciccotto, Jr.
65 Broadway                     Senior Vice President and
New York, NY  10006-2551        General Manager
Tel  212 770 4417 Office        Evaluation Department
     212 770 4422 Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com      Standard & Poor's
                                         A Division of The McGraw-Hill Companies








April 30, 1999


Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020



                             Re:  Municipal Securities Trust,
                                  Series 55 (Intermediate) and
                                  Multi-State Series 45 (VA)
                                  ----------------------------

Gentlemen:

         We have examined the post-effective Amendment to the Registration Statement File No. 33-52829 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                                     Sincerely,



                                                     /s/ Frank A. Ciccotto
                                                     ---------------------------
                                                     Frank A. Ciccotto




FAC/trh

Standard & Poor's J.J. Kenny    Frank A. Ciccotto, Jr.
65 Broadway                     Senior Vice President and
New York, NY  10006-2551        General Manager
Tel  212 770 4417 Office        Evaluation Department
     212 770 4422 Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com      Standard & Poor's
                                         A Division of The McGraw-Hill Companies







April 30, 1999


Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020



                           Re:  Municipal Securities Trust,
                                Multi-State Series 46 (CA, FL, VA)
                                ----------------------------------

Gentlemen:

         We have examined the post-effective Amendment to the Registration Statement File No. 33-58167 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                               Sincerely,



                                                /s/ Frank A. Ciccotto
                                                --------------------------------
                                                Frank A. Ciccotto


FAC/trh